Exhibit 10.1.7


                                     SEVENTH  AMENDMENT   dated  as  of
                             September 19, 2003 (this "Amendment"), to the Credit Agreement dated as of February 22, 2000 (as as previously amended, the "Credit Agreement") among GRAFTECH INTERNATIONAL LTD. f/k/a UCAR
                           INTERNATIONAL INC., a Delaware corporation
                           ("GrafTech"), GRAFTECH GLOBAL ENTERPRISES INC. f/k/a UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("Global"), GRAFTECH FINANCE INC. f/k/a UCAR FINANCE INC., a Delaware corporation (the "Borrower"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and Issuing Bank.

               A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and have agreed to extend credit to the Borrower and the LC Subsidiaries, on the terms and subject to the conditions set forth therein.

               B. The Borrower has requested an amendment of the Credit Agreement as set forth herein.

               C. The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

               D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendments to the Credit Agreement and Other Loan Documents.

               (a) All references in the Credit Agreement and the other Loan Documents to (i) "Graftech Technology Company Inc." and "UCAR Graftech Technology Company Inc." shall be replaced with references to "Advanced Energy Technology Inc." (and all references to "Graftech" shall be replaced with references to "AET" and the resulting definition of "AET" shall be placed in the appropriate alphabetical order); (ii) "UCAR International Inc." shall be replaced with references to "GrafTech International Ltd.", (iii) "UCAR Global Enterprises Inc." shall be replaced with references to "GrafTech Global Enterprises Inc." and (iv) "UCAR Finance Inc."

shall be replaced with references to "GrafTech Finance Inc. (and all references in the Credit Agreement and the other Loan Documents to "UCAR" shall be replaced with references to "GrafTech", except in cases where the term "UCAR" is used as part of a name and is not otherwise changed by this Amendment)."

               (b) The fourth sentence in the preamble to the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

               "In no circumstance whatsoever will any Letter of Credit issued pursuant to this Agreement on behalf of Lenders holding Revolving Commitments or the proceeds of any Revolving Loan be used for any purpose other than paying (or providing one or more Letters of Credit to secure, facilitate or defer the payment of) the EU Fine
               (i) if at the time of the issuance of such Letter of Credit or the making of such Revolving Loan the Revolving Exposure exceeds EUR175,000,000 or (ii) if at the time of the issuance of such Letter of Credit or the making of such Revolving Loan the Revolving Exposure is less than EUR175,000,000, to the extent that as a result of the issuance of such Letter of Credit or the making of such Revolving Loan the Revolving Exposure would exceed EUR175,000,000. A draw under such a Letter of Credit, or a Revolving Loan made to replace such a Letter of Credit of equal or greater amount, the issuance of which was permitted by the preceding sentence, shall likewise be permitted."

               (c) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order, the following definitions:

                    "ABN Amro Facility" shall mean the intra-day revolving lines of credit (up to an aggregate principal amount of EUR20,000,000) and the overdraft lines of credit (up to aggregate principal amounts of $9,100,000 and (pound)500,000) extended to Global, the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) by ABN Amro Bank N.V. or any of its Affiliates, including all obligations and guarantees related thereto, in each case as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part and without limitation as to terms, conditions, covenants and other provisions, but without any increase in amount), from time to time, and any agreement or agreements (and related documents) governing Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such lines of credit or a successor to such lines of credit; provided, that any remaining portion of such lines of credit and any such refinancing or replacement facilities shall not in the aggregate permit intra-day balances or overnight or longer-term overdrafts in excess of the maximum amounts referred to above.

                    "ABN Amro Facility Documents" shall mean any agreement or agreements (and related documents) evidencing or governing the ABN Amro Facility.

                    "EU" shall mean the Commission of the European Communities.

                    "EU Appeal Period" shall mean the period from the date of the assessment of the EU Fine by the EU Competition Authority through the date of the issuance of the final decision on the appeal filed with the Court of First Instance in Luxembourg by GrafTech with respect to the EU Fine.

                    "EU Charges" shall mean charges in respect of Litigation Liabilities due to accrued interest included in the definition of the EU Fine and EU Translation Impacts.

                    "EU Competition Authority" shall mean the Directorate General--Competition of the EU (or other relevant governmental instrumentality or court).

                    "EU Fine" shall mean the fine of EUR50,400,000 assessed by the EU Competition Authority in July 2001, together with all interest accrued thereon during the EU Appeal Period.

                    "EU Translation Impact" shall mean, at any date of determination, the increase, if any, in the amount of the EU Fine related to the translation of the amount of the EU Fine from Euros to Dollars as determined in accordance with GAAP for purposes of the consolidated financial statements of GrafTech, due to changes in currency exchange rates from the date of the assessment of the EU Fine by the EU Competition Authority through such date of determination.

                    "Seventh Amendment" shall mean the Seventh Amendment, dated September 19, 2003, to this Agreement.

                    "Shelf Equity Offering" shall mean one or more public offerings of Capital Stock (other than Disqualified Stock) of GrafTech pursuant to the Registration Statement on Form S-3 filed by GrafTech and certain of its Subsidiaries on August 18, 2003, as amended, with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended.

               (d) (i) The definition of "EU Letter of Credit" is hereby amended and restated in its entirety so as to read as follows:

                    "EU Letter of Credit" shall mean letters of credit issued to secure, facilitate or defer the payment to the EU Competition Authority of the EU Fine."

                    (ii) The definition of "Intercompany Senior Loans" is hereby amended by inserting "(1)" immediately after the phrase "shall mean" and adding the following phrase to the end thereof: "and (2) any reallocations of such loans to different Intercompany Borrowers at any time so long as the outstanding principal amount of such Intercompany Senior Loans is not increased thereby and the terms of such new loans are substantially identical to the loans being replaced (except for changes to interest rates and currency of payments); provided, however, that the terms of any such loans may be changed from time to time to change interest rates thereon and currency of payments thereunder.

               (e) The Collateral Agent is hereby authorized to, and at the request of the Borrower will, within a reasonable period of time, enter into amendments to the Security Documents providing that the obligations of GrafTech, Global, the Borrower and the Subsidiaries (other than an Unrestricted Subsidiary) under the ABN Amro Facility will, so long as such obligations are not supported in whole or in part by any Letter of Credit or other collateral or credit support, be secured, equally and ratably with the Obligations, by all of the Collateral securing the Obligations.

               (f) Section 2.10(c) of the Credit Agreement is hereby amended by adding in each place after the words "UCAR Equity Offering" the phrase "and the Shelf Equity Offering".

               (g) Section 3.03(a) of the Credit Agreement is hereby amended by adding at the end thereof the phrase "; provided in each case, however, that Indebtedness evidenced by Euro-denominated Intercompany Revolving Loans made to UCAR S.A. may be repaid from time to time in an aggregate amount not to exceed the cumulative net cash proceeds from the Shelf Equity Offering"

               (h) Section 7.01(a) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xv); replacing the period at the end of clause (xvi) with "; and"; and adding the following new clause (xvii):

                   "(xvii) Indebtedness under the ABN Amro Facility."

               (i) Section 7.02(n) of the Credit Agreement is hereby amended by replacing the phrase ", and Liens securing payment of EU antitrust fines, to the extent payment of such fines are deferred pursuant to an agreement with an EU authority or relevant court or is effectively stayed" with the phrase ", and Liens securing payment of the EU Fine, to the extent that payment of the EU Fine is deferred pursuant to an agreement or arrangement with the EU Competition Authority or is effectively stayed".

               (j) [Intentionally omitted]

               (k) Section 7.04 of the Credit Agreement is hereby amended by: adding in clause (ii)(B) of clause (j) thereof immediately after the words "the amount set forth on Schedule A for the Leverage Ratio that is in effect at that time" the phrase "(with each amount set forth in such Schedule A being reduced by the principal amount of any Senior Notes or Additional

Senior Notes repurchased pursuant to paragraph (k) of this Section)"; adding at the end of the parenthetical immediately preceding the first proviso in clause
(j) the phrase "and any investment made pursuant to this paragraph (j) prior to the Amendment Effective Date (as defined in the Seventh Amendment) that was permitted when made shall continue to be permitted after such Amendment Effective Date without regard to this Section 7.04"; deleting the "and" at the end of clause (i); deleting the references in subsection (j) to "Amendment Effective Date (as defined in the Fifth Amendment to this Agreement)" and "Amendment Effective Date (as defined in the Third Amendment dated as of July 10, 2001 to this Agreement)" wherever they appear and replacing them with "Amendment Effective Date (as defined in the Seventh Amendment)"; adding "and" at the end of clause (j); and adding the following new clauses (k), (l) and (m) immediately after clause (j):

                    "(k) investments consisting of repurchases of Senior Notes or Additional Senior Notes, to the extent permitted in Section 7.09(d), with an aggregate principal amount not to exceed $35,000,000; provided, that the aggregate amount of Senior Notes and Additional Senior Notes repurchased pursuant to this clause
               (k), together with the investments made under clause (j)(ii)(B) of this Section 7.04, do not exceed the amount permitted under such clause (j)(ii)(B) (prior to the effectiveness of the reduction of such permitted amount set forth in clause (j) in the amount of the repurchased Senior Notes and Additional Senior Notes) ;

                    (l) investments by UCAR Carbon Inc. in UCAR S.A. the
               proceeds of which are used to repay Euro denominated Intercompany Revolving Loans made to UCAR S.A. as permitted by the proviso in
               Section 3.03(a); and

                    (m) investments consisting of Intercompany Senior Loans to the extent the Indebtedness evidenced by the Intercompany Senior Loans is permitted under Section 7.01(xiv)."

               (l) Section 7.06 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (e); replacing the period at the end of clause (f) with "; and"; and adding the following new clause (g):

                    "(g) the Borrower and Global may, from time to time, make
               Restricted Payments to GrafTech of (i) cash in an amount equal to the purchase price of Senior Notes and Additional Senior Notes which is to be used to repurchase such Senior Notes and Additional Senior Notes to the extent permitted under Section 7.09(d) and (ii) any such Senior Notes and Additional Senior Notes."

               (m) The proviso at the end of Section 7.07(a) of the Credit Agreement is hereby amended and restated in its entirety to as to read as follows:

               ", provided that the foregoing restriction shall not apply to
               (x) the indemnification of directors of GrafTech, Global, the Borrower and the Subsidiaries in accordance with customary practice or (y) the repayment by UCAR S.A. from time to time of Indebtedness evidenced by Euro denominated Intercompany Revolving Loans made to UCAR S.A. as permitted by the proviso in Section 3.03(a)."

               (n) Section 7.08 of the Credit Agreement is hereby amended by adding the following language at the end of such Section:

               "provided, that nothing contained in this Section shall prohibit GrafTech, Global, the Borrower or any Restricted Subsidiary from holding Senior Notes and Additional Senior Notes repurchased as permitted by Section 7.09(d)(2) or otherwise received without violation of this Agreement"

               (o) Section 7.09(d) of the Credit Agreement is hereby amended by adding "(1)" after the phrase "except that" and adding at the end thereof the phrase ", and (2) so long as no Default or Event of Default shall exist or result therefrom, GrafTech, Global, the Borrower or any Restricted Domestic Subsidiary may from time to time repurchase (but not retire) and hold up to $35,000,000 aggregate principal amount of Senior Notes and Additional Senior Notes, to the extent that at the time of, and after giving effect to, any such repurchase the Borrower has unused borrowing availability under the Revolving Commitments of at least the Euro Equivalent of $100,000,000 (such availability not to include any amount reserved to pay, or to provide for Letters of Credit to facilitate or defer the payment of, the EU Fine as provided in the preamble to this Agreement)".

               (p) The text of the provisos after the table in Section 7.11 of the Credit Agreement beginning with the words "provided further however" is hereby amended and restated in its entirety as follows:

               "provided further however, that for purposes of calculating the Interest Coverage Ratio to determine compliance with this Section on any date after January 18, 2002, (1) (A) to the extent that any fees, costs and expenses (including fees of counsel and experts) paid or incurred by GrafTech, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter (or, if such date is prior to the Amendment Effective Date (as defined in the Seventh Amendment), any fees, costs and expenses paid or incurred by GrafTech, Global, the Borrower or any LC Subsidiary in respect of any EU Letter of Credit) are deducted in determining the consolidated net income of GrafTech, Global, the Borrower and the Subsidiaries and are not added back by the definition of EBITDA, such amount shall be added back to EBITDA, and (B) Cash Interest Expense shall not include any amounts attributable to Indebtedness incurred to finance the amendment fees payable in connection with the Seventh Amendment or any fees, costs or expenses (including fees of counsel and experts) paid or incurred by GrafTech, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter (or, if such date is prior to the Amendment Effective Date (as defined in the Seventh Amendment) Indebtedness incurred in respect of the EU Letter of Credit) and (2) in addition (and not in limitation), for purposes of calculating the Interest Coverage Ratio to determine compliance with this Section on any date after the Amendment Effective Date (as defined in the Seventh Amendment), (a) Cash Interest Expense shall not include
               (i) any amounts attributable to the EU Letter of Credit, up to a maximum amount of $70,000,000 of such EU Letter of Credit, (ii) any amounts attributable to Indebtedness incurred to finance any fees, costs and expenses paid or incurred by GrafTech, Global, the Borrower or any Subsidiary in respect of the EU Letter of Credit, (iii) any fees, costs or expenses in respect of each of the foregoing, or (iv) any portion of the accrued interest that is included within the definition of the EU Fine and (b) to the extent that (x) any amounts referred to in (a) of this clause (2) or (y) any EU Charges are deducted in determining the consolidated net income of GrafTech, Global, the Borrower and the Subsidiaries and are not added back by the definition of EBITDA, such amounts or EU Charges shall be added back to EBITDA."

               (q) The text of the provisos after the table in Section 7.12 of the Credit Agreement beginning with the words "provided further however" is hereby amended and restated in its entirety as follows:

               "provided further however, that for purposes of calculating the Senior Secured Leverage Ratio to determine compliance with this Section on any date after January 18, 2002, (1) (A) to the extent that any fees, costs and expenses (including fees of counsel and experts) paid or incurred by GrafTech, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter (or, if such date is prior to the Amendment Effective Date (as defined in the Seventh Amendment) any fees, costs and expenses paid or incurred by GrafTech, Global, the Borrower or any LC Subsidiary in respect of any EU Letter of Credit) are deducted in determining the consolidated net income of GrafTech, Global, the Borrower and the Subsidiaries and are not added back by the definition of EBITDA, such amount shall be added back to EBITDA, and (B) Net Senior Secured Debt shall not include Indebtedness incurred to finance the amendment fees payable in connection with the Seventh Amendment or any fees, costs and expenses (including fees of counsel and experts) paid or incurred by GrafTech, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter (or, if such date is prior to the Amendment Effective Date (as defined in the Seventh Amendment), Indebtedness incurred in respect of the EU Letter of Credit) and (2) in addition (and not in limitation), for purposes of calculating the Senior Secured Leverage Ratio to determine compliance with this Section on any date after the Amendment Effective Date (as defined in the Seventh Amendment), (a) Net Senior Secured Debt shall not include (i) the amount of the EU Letter of Credit, up to a maximum amount of $70,000,000, (ii) any fees, costs and expenses paid or incurred by GrafTech, Global, the Borrower or any Subsidiary in respect of the EU Letter of Credit or (iii) any Indebtedness incurred to finance any fees, costs and expenses described in the preceding clause (ii) and (b) to the extent that (x) any amounts attributable to any amounts referred to in (a) of this clause (2), (y) any portion of the accrued interest that is included within the definition of EU Fine or (z) any EU Charges are deducted in determining the consolidated net income of GrafTech, Global, the Borrower and the Subsidiaries and are not added back by the definition of EBITDA, such amounts, portion or EU Charges shall be added back to EBITDA."

               (r) Section 10.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(a) if to GrafTech, Global or the Borrower, to it at Brandywine Plaza West Suite 301, 1521 Concord Pike, Wilmington, DE 19803, Attention of President (Telecopy No. (302) 778-8237);"

               SECTION 2. Representations and Warranties. Each of GrafTech, Global and the Borrower represents and warrants to each Lender as of the date hereof and as of the Amendment Effective Date that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 3. Effectiveness. This Amendment shall become effective as of the first date on which the following conditions shall have been satisfied: (i) when the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, GrafTech, Global and the Required Lenders; (ii) each Lender shall have received the Amendment Fee required to be paid to it pursuant to Section 4 below; and (iii) the representations and warranties set forth in Section 2 above shall be true and correct on and as of such date and the Administrative Agent shall have received a certificate of the Borrower to that effect. Notwithstanding the foregoing, the provisions of Section 1 above (other than Section 1(a), (b), (d)(ii), (k) (but only with respect to the new clause (m) contained in the amended Section 7.04(j) contained in Section 1(k) hereof) and
(r), which collectively are called the "Technical Amendment Changes") shall not become effective until as of the first date (the "Amendment Effective Date") on which the following conditions are met: (a) GrafTech shall have received not less than $75,000,000 of net cash proceeds from the Shelf Equity Offering (the "Supplemental Trigger Event"); (b) each Lender shall have received the Amendment Fee required to be paid to it pursuant to Section 4 below; and (c) the representations and warranties set forth in Section 2 above shall be true and correct on and as of such date and the Administrative Agent shall have received a certificate of the Borrower to that effect; provided, however, that at any time prior to the occurrence of the Supplemental Trigger Event, the Borrower may elect to have the Amendment Effective Date become the first date on which the following conditions are met: (x) the Borrower shall have given written notice to the Administrative Agent of such election, (y) each Lender shall have received the Amendment Fee and the Supplemental Amendment Fee required to be paid to it pursuant to Section 4 below, and (z) the representations and warranties set forth in Section 2 above shall be true and correct on and as of such date and the Administrative Agent shall have received a certificate of the Borrower to that effect. If the Borrower so elects to have the Amendment Effective Date be a date prior to the Supplemental Trigger Event, then, until the Supplemental Trigger Date shall have occurred, in addition to the Technical Amendment Changes, only the provisions of Sections 1(c), (d)(i), (e), (h), (i),
(p) and (q) above shall become effective on the Amendment Effective Date (except that clauses (2)(a)(i), (ii) and (iii) (and clause (2)(b)(x) as it relates to clauses (2)(a)(i), (ii) and(iii)) contained in the restated provisos to Section
7.11 of the Credit Agreement contained in Section 1(p), and clauses (2)(a) and
(2)(b)(x) contained in the restated provisos to Section 7.12 of the Credit Agreement contained in Section 1(q), shall become effective on the Amendment Effective Date only for a period of time expiring June 30, 2005).

               SECTION 4. Amendment Fee. The Borrower agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on September 19, 2003, an amendment fee (the "Amendment Fee") in an amount equal to 0.125% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans on September 19, 2003. On the occurrence of the Supplemental Trigger Event, the Borrower agrees to pay each Lender that has executed and delivered to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on September 19, 2003, an additional amendment fee (the "Supplemental Amendment Fee") in an amount equal to 0.125% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans as of the date of the Supplemental Trigger Event.

               SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent, the Administrative Agent or ABN Amro Incorporated, under the Credit Agreement, any other Loan Document or any ABN Amro Facility Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, any other Loan Document or any ABN Amro Facility Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, any other Loan Document or any ABN Amro Facility Document in similar or different circumstances.

               SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

                                              GRAFTECH INTERNATIONAL LTD.,


                                              By:  /s/ Corrado F. De Gasperis
                                                   ____________________________
                                                    Name: Corrado F. De Gasperis
                                                    Title: Vice President and
                                                           Chief Financial
                                                            Officer


                                              GRAFTECH GLOBAL ENTERPRISES INC.,


                                              By:  /s/ Corrado F. De Gasperis
                                                   ____________________________
                                                    Name: Corrado F. De Gasperis
                                                    Title: Vice President and
                                                           Chief Financial
                                                            Officer

                                              GRAFTECH FINANCE INC.,



                                              By:  /s/ Corrado F. De Gasperis
                                                   ____________________________
                                                    Name: Corrado F. De Gasperis
                                                    Title: Vice President and
                                                           Chief Financial
                                                            Officer


                                              JPMORGAN CHASE BANK, as a Lender,
                                              and as Administrative Agent,
                                              Collateral Agent and Issuing Bank,


                                              By:  /s/ James H. Ramage
                                                   ____________________________
                                                    Name:  James H. Ramage
                                                    Title: Managing Director

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                              ABN AMRO BANK NV,


                                              By: /s/ Alexander M. Blodi
                                                 _______________________________
                                                 Name:  Alexander M. Blodi
                                                 Title: Director


                                              By: /s/ Eric Oppenheimer
                                                 _______________________________
                                                 Name:  Eric Oppenheimer
                                                 Title: Vice President


                                              ADDISON CDO, LIMITED,


                                              By: Pacific Investment Management
                                                  Company LLC, as its Invetsment
                                                  Advisor,


                                              By: /s/ Mohan V. Phansalkar
                                                 _______________________________
                                                 Name:  Mohan V. Phansalkar
                                                 Title: Executive Vice President


                                              AERIES FINANCE-II LTD.,


                                              By: INVESCO Senior Secured
                                                   Management, Inc. as
                                                   Sub-Managing Agent,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                              AIMCO CLO SERIES 2001-A,


                                              By: /s/ Jerry D. Zinkula
                                                 _______________________________
                                                 Name:  Jerry D. Zinkula
                                                 Title: Authorized Signatory


                                              By: /s/ Chris Goergen
                                                 _______________________________
                                                 Name:  Chris Goergen
                                                 Title: Authorized Signatory


                                              AIMCO CDO SERIES 2000-A,


                                              By: /s/ Jerry D. Zinkula
                                                 _______________________________
                                                 Name:  Jerry D. Zinkula
                                                 Title: Authorized Signatory


                                              By: /s/ Chris Goergen
                                                 _______________________________
                                                 Name:  Chris Goergen
                                                 Title: Authorized Signatory


                                              ALLSTATE LIFE INSURANCE COMPANY,


                                              By: /s/ Jerry D. Zinkula
                                                 _______________________________
                                                 Name:  Jerry D. Zinkula
                                                 Title: Authorized Signatory


                                              By: /s/ Chris Goergen
                                                 _______________________________
                                                 Name:  Chris Goergen
                                                 Title: Authorized Signatory

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                              AMARA-I FINANCE, LTD.,


                                              By: INVESCO Senior Secured
                                                   Management, Inc. as
                                                   Financial Manager,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name: Gregory Stoeckle
                                                 Title: Authorized Signatory


                                              AMARA 2 FINANCE, LTD.,


                                              By: INVESCO Senior Secured
                                                   Management, Inc. as
                                                   Financial Manager,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name: Gregory Stoeckle
                                                 Title: Authorized Signatory


                                              APEX (TRIMARAN) CDO I, LTD,

                                              By: Trimaran Advisors, L.L.C.,

                                              By: /s/ David M. Millison
                                                 _______________________________
                                                 Name:  David M. Millison
                                                 Title: Managing Director


                                              ARCHIMEDES FUNDING II, LTD.,

                                              By:  ING Capital Advisors LLC, as
                                                   Collateral Manager,

                                              By: /s/ Gordon R. Cook
                                                 _______________________________
                                                 Name:  Gordon R. Cook
                                                 Title: Managing Director

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.



                                              ARCHIMEDES FUNDING III, LTD.,


                                              By:  ING Capital Advisors LLC, as
                                                   Collateral Manager,


                                              By: /s/ Gordon R. Cook
                                                 _______________________________
                                                 Name:  Gordon R. Cook
                                                 Title: Managing Director



                                              ARES III CLO LTD.,


                                              By: ARES CLO Management LLC,
                                                  Investment Manager,


                                              By: /s/ Seth J. Brufsky
                                                 _______________________________
                                                 Name:  Seth J. Brufsky
                                                 Title: Vice President


                                              ARES IV CLO LTD.,


                                              By: ARES CLO Management IV, L.P.,
                                                  Investment Manager,


                                                By: ARES CLO GP IV, LLC, its
                                                    Managing Member,


                                                 By: /s/ Seth J. Brufsky
                                                 _______________________________
                                                 Name:  Seth J. Brufsky
                                                 Title: Vice President

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.



                                              ARES V CLO LTD.,


                                              By: ARES CLO Management V, L.P.,
                                                  Investment Manager,


                                                By: ARES CLO GP V, LLC, its
                                                    Managing Member,


                                                 By: /s/ Seth J. Brufsky
                                                 _______________________________
                                                 Name:  Seth J. Brufsky
                                                 Title: Vice President


                                              ARES VI CLO LTD.,


                                              By: ARES CLO Management VI, L.P.,
                                                  Investment Manager,


                                                By: ARES CLO GP VI, LLC, its
                                                    Managing Member,


                                                 By: /s/ Seth J. Brufsky
                                                 _______________________________
                                                 Name:  Seth J. Brufsky
                                                 Title: Vice President


                                              AURUM CLO 2002-1 LTD.,

                                              By: Columbia Management Advisors,
                                                  Inc. (f/k/a Stein Roe &
                                                  Farnham Incorporated), as
                                                  Investment Manager,


                                                 By: /s/ James R. Fellows
                                                 _______________________________
                                                 Name:  James R. Fellows
                                                 Title: Sr. Vice President &
                                                        Portfolio Manager

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            AVALON CAPITAL LTD.,


                                              By: INVESCO Senior Secured
                                                  Management, Inc., as Portfolio
                                                  Advisor,

                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory



                                            AVALON CAPITAL LTD. 2,


                                              By: INVESCO Senior Secured
                                                  Management, Inc., as Portfolio
                                                  Advisor,

                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory


                                            BANK OF AMERICA, N.A.


                                              By: /s/ Leonard Norman
                                                 _______________________________
                                                 Name:  Leonard Norman
                                                 Title: Managing Director


                                            THE BANK OF NEW YORK,


                                              By: /s/ Julie B. Pollosco
                                                 _______________________________
                                                 Name:  Julie B. Pollosco
                                                 Title: Managing Director

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            THE BANK OF NOVA SCOTIA,


                                              By: /s/ John Campbell
                                                 _______________________________
                                                 Name:  John Campbell
                                                 Title: Unit Head



                                            BEDFORD CDO, LIMITED (#1276),


                                              By: Pacific Investment Management
                                                  Company LLC, as its Investment
                                                  Advisor,


                                              By: /s/ Mohan V. Phansalkar
                                                 _______________________________
                                                 Name:  Mohan V. Phansalkar
                                                 Title: Executive Vice President


                                            BRANT POINT CDO 1999-1 LTD., as Term
                                                Lender,


                                              By: Sankaty Advisors, Inc. as
                                                  Collateral Manager,


                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President


                                            CALLIDUS DEBT PARTNERS CLO FUND II,
                                             LTD.,


                                              By: Callidus Capital Management,
                                                  LLC, its Collateral Manager,


                                              By: /s/ Mavis Taintor
                                                 _______________________________
                                                 Name:  Mavis Taintor
                                                 Title: Managing Director

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.

                                            CAPTIVA III FINANCE LTD. (Acct.
                                             275),

                                              By: Pacific Investment Management
                                                  Company LLC, as Advisor,

                                              By: /s/ David Dyer
                                                 _______________________________
                                                 Name:  David Dyer
                                                 Title: Director



                                            CASTLE HILL I - INGOTS, LTD., as
                                                Term Lender

                                              By: Sankaty Advisors, LLC, as
                                                  Collateral Manager,


                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President



                                             CASTLE HILL II - INGOTS, LTD., as
                                                Term Lender

                                              By: Sankaty Advisors, LLC, as
                                                  Collateral Manager,


                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                             CASTLE HILL III - INGOTS, LTD., as
                                                Term Lender

                                              By: Sankaty Advisors, LLC, as
                                                  Collateral Manager,


                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President



                                            CHARTER VIEW PORTFOLIO,


                                              By: INVESCO Senior Secured
                                                  Management, Inc., as
                                                  Investment Advisor,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            CREDIT INDUSTRIEL ET COMMERCIAL,

                                              By: Callidus Capital Management,
                                                  LLC, its Collateral Manager,


                                              By: /s/ Matt Gillard
                                                 _______________________________
                                                 Name:  Matt Gillard
                                                 Title: Manager


                                              By: /s/ Gary George
                                                 _______________________________
                                                 Name:  Gary George
                                                 Title: Manager


                                            CREDIT LYONNAIS NEW YORK BRANCH,



                                              By: /s/ Attila Koc
                                                 _______________________________
                                                 Name:  Attila Koc
                                                 Title: Senior Vice President



                                            CREDIT SUISSE FIRST BOSTON, acting,
                                            through its Cayman Islands Branch,

                                              By:  /s/ Bill O'Daly
                                                  ______________________________
                                                  Name:  Bill O'Daly
                                                  Title: Director

                                              By: /s/ Cassandra Droogan
                                                 _______________________________
                                                 Name:  Cassandra Droogan
                                                 Title: Associate

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            DELANO COMPANY (#274),

                                              By: Pacific Investment Management
                                                  Company LLC, as its Investment
                                                  Advisor,


                                              By: /s/ Mohan V. Phansalkar
                                                 _______________________________
                                                 Name: Mohan V. Phansalkar
                                                 Title: Executive Vice President



                                            ELF FUNDING TRUST III,

                                              By: New York Life Investment
                                                  Management LLC, as
                                                  Attorney-in-Fact,


                                              By: /s/ F. David Melka
                                                 _______________________________
                                                 Name:  F. David Melka
                                                 Title: Vice President



                                            ENDURANCE CLO I, LTD

                                               By: ING Capital Advisors LLC, as
                                                   Portfolio Manager,


                                              By:  /s/ Gordon R. Cook
                                                  ______________________________
                                                  Name:  Gordon R. Cook
                                                  Title: Managing Director



                                            FLEET NATIONAL BANK,



                                              By: /s/ Sandra H. Bennett
                                                 _______________________________
                                                 Name:  Sandra H. Bennett
                                                 Title: Authorized Officer

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            GALAXY CLO 1999-1, LTD,



                                              By: /s/ W. Jeffrey Baxter
                                                 _______________________________
                                                 Name: W. Jeffrey Baxter
                                                 Title:  Vice President



                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION,


                                              By: /s/ Robert M. Kadlick
                                                 _______________________________
                                                 Name:  Robert M. Kadlick
                                                 Title: Duly Authorized
                                                        Signatory



                                            GOLDENTREE HIGH YIELD
                                            OPPORTUNITIES II, LP,

                                               By: GoldenTree Asset Management,
                                                   LP,


                                              By:  /s/ Thomas O'Shea
                                                  ______________________________
                                                  Name:  Thomas O'Shea
                                                  Title: Portfolio Manager


                                            GREAT POINT CLO 1999-1 LTD.,
                                            as Term Lender,

                                              By: Sankaty Advisors, LLC, as
                                                  Collateral Manager,


                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            HARBOUR TOWN FUNDING LLC,



                                              By: /s/ Diana M. Himes
                                                 _______________________________
                                                 Name: Diana M. Himes
                                                 Title: Assistant Vice President



                                            INTERCONTINENTAL CDO S.A. (#1284),

                                               By: Pacific Investment Management
                                                   Company LLC, as its
                                                   Investment Advisor,



                                              By: /s/ Mohan V. Phansalkar
                                                 _______________________________
                                                 Name:  Mohan V. Phansalkar
                                                 Title: Executive Vice President




                                            INVESCO EUROPEAN CDO I S.A.,

                                             By: INVESCO Senior Secured
                                                  Management, Inc., as
                                                  Collateral Manager,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory


                                            JISSEKIKUN FUNDING, LTD. (#1288),

                                               By: Pacific Investment Management
                                                   Company LLC, as its
                                                   Investment Advisor,



                                              By: /s/ Mohan V. Phansalkar
                                                 _______________________________
                                                 Name:  Mohan V. Phansalkar
                                                 Title: Executive Vice President

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            KATONAH I, LTD.,

                                              By: Katonah Capital, L.L.C.,
                                                  as Manager



                                              By: /s/ Ralph Della Rocco
                                                 _______________________________
                                                 Name: Ralph Della Rocco
                                                 Title:  Authorized Officer




                                            KATONAH III, LTD.,

                                              By: Katonah Capital, L.L.C.,
                                                  as Manager



                                              By: /s/ Ralph Della Rocco
                                                 _______________________________
                                                 Name: Ralph Della Rocco
                                                 Title:  Authorized Officer


                                            KZH SOLEIL-2 LLC,,


                                              By: /s/ Hi Hua
                                                 _______________________________
                                                 Name:   Hi Hua
                                                 Title: Authorized Agent



                                            LIBERTY FLOATING RATE ADVANTAGE
                                            FUND,

                                              By: Columbia Management Advisors,
                                                  Inc. (f/k/a Stein Roe &
                                                  Farnham Incorporated), as
                                                  Advisor,


                                              By: /s/ James R. Fellows
                                              __________________________________
                                              Name:  James R. Fellows
                                              Title: Sr. Vice President &
                                                        Portfolio Manager

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            NATEXIS BANQUES POPULAIRES,



                                              By: /s/ William J. Burke
                                                 _______________________________
                                                 Name: William J. Burke
                                                 Title:  Vice President


                                              By: /s/ Michael J. Storms
                                                 _______________________________
                                                 Name: Michael J. Storms
                                                 Title:  Associate


                                            OCTAGON INVESTMENT PARTNERS II, LLC,

                                              By: Octagon Credit Investors, LLC
                                                  as Sub-Investment Manager,



                                              By: /s/ Michael B. Nechamkin
                                                 _______________________________
                                                 Name:  Michael B. Nechamkin
                                                 Title:  Portfolio Manager



                                            OCTAGON INVESTMENT PARTNERS
                                            III, LTD.,

                                              By: Octagon Credit Investors, LLC
                                                  as Portfolio Manager,



                                              By: /s/ Michael B. Nechamkin
                                                 _______________________________
                                                 Name:  Michael B. Nechamkin
                                                 Title:  Portfolio Manager

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            OCTAGON INVESTMENT PARTNERS IV, LTD,

                                              By: Octagon Credit Investors, LLC
                                                  as Collateral Manager,



                                              By: /s/ Michael B. Nechamkin
                                                 _______________________________
                                                 Name:  Michael B. Nechamkin
                                                 Title:  Portfolio Manager



                                            OCTAGON INVESTMENT PARTNERS V, LTD.,

                                              By: Octagon Credit Investors, LLC
                                                  as Portfolio Manager,



                                              By: /s/ Michael B. Nechamkin
                                                 _______________________________
                                                 Name:  Michael B. Nechamkin
                                                 Title:  Portfolio Manager



                                            RACE POINT CLO, LIMITED, as Term
                                                Lender,

                                              By: Sankaty Advisors, LLC, as
                                                  Collateral Manager,


                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            RACE POINT II CLO, LIMITED, as Term
                                                Lender,

                                              By: Sankaty Advisors, LLC, as
                                                  Collateral Manager,


                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President


                                            SAGAMORE CLO LTD.,

                                             By: INVESCO Senior Secured
                                                  Management, Inc., as
                                                  Collateral Manager,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory


                                            SANKATY HIGH YIELD PARTNERS II, LP,



                                              By: /s/ Timothy M. Barns
                                                 _______________________________
                                                 Name:  Timothy M. Barns
                                                 Title: Senior Vice President


                                            SARATOGA CLO I LIMITED,

                                             By: INVESCO Senior Secured
                                                  Management, Inc., as
                                                  Asset Manager,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            SAWGRASS TRADING LLC,



                                              By: /s/ Diana M. Himes
                                                 _______________________________
                                                 Name: Diana M. Himes
                                                 Title: Assistant Vice President



                                             SEQUILS-ING I (HBDGM), LTD.,

                                              By: ING Capital Advisors LLC, as
                                                  Collateral Manager,


                                              By:  /s/ Gordon R. Cook
                                                  ______________________________
                                                  Name:  Gordon R. Cook
                                                  Title: Managing Director



                                           SEQUILS-LIBERTY, LTD.,

                                             By: INVESCO Senior Secured
                                                  Management, Inc., as
                                                  Collateral Agent,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory



                                            SEQUILS-MAGNUM, LTD. (#1280),

                                              By: Pacific Investment Management
                                                  Company LLC, as its Investment
                                                  Advisor,


                                              By: /s/ Mohan V. Phansalkar
                                                 _______________________________
                                                 Name:  Mohan V. Phansalkar
                                                 Title: Executive Vice President

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                            SRF 2000,INC.,

                                              By: /s/ Diana M. Himes
                                                 _______________________________
                                                 Name: Diana M. Himes
                                                 Title: Assistant Vice President


                                            SRF TRADING, INC.,

                                              By: /s/ Diana M. Himes
                                                 _______________________________
                                                 Name: Diana M. Himes
                                                 Title: Assistant Vice President



                                            STEIN ROE & FARNHAM CLO I LTD.,

                                              By: Columbia Management Advisors,
                                                  Inc. (f/k/a Stein Roe &
                                                  Farnham Incorporated), as
                                                  Portfolio Manager,


                                                 By: /s/ James R. Fellows
                                                 _______________________________
                                                 Name:  James R. Fellows
                                                 Title: Sr. Vice President &
                                                        Portfolio Manager


                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY,

                                              By: Columbia Management Advisors,
                                                  Inc. (f/k/a Stein Roe &
                                                  Farnham Incorporated), as
                                                  Advisor,


                                                 By: /s/ James R. Fellows
                                                 _______________________________
                                                 Name:  James R. Fellows
                                                 Title: Sr. Vice President &
                                                        Portfolio Manager

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.

                                           TORONTO DOMINION (NEW YORK), INC.



                                              By: /s/ Stacey Malek
                                                 _______________________________
                                                 Name: Stacey Malek
                                                 Title:  Vice President



                                           TRITON CDO IV, LIMITED,

                                             By: INVESCO Senior Secured
                                                  Management, Inc., as
                                                  Investment Advisor,


                                              By: /s/ Gregory Stoeckle
                                                 _______________________________
                                                 Name:  Gregory Stoeckle
                                                 Title: Authorized Signatory


                                           VENTURE CDO 2002, LIMITED,

                                             By: Barclays Capital Asset
                                                 Management Limited,
                                                 its Investment ADvisor


                                             By: Barclays Bank PLC, New York
                                                 Branch, its Sub-Advisor,


                                              By: /s/ Martin Davey
                                                 _______________________________
                                                 Name:  Martin Davey
                                                 Title:  Director

Signature Page to Seventh Amendment to GrafTech Finance Inc. Credit Agreement.


                                           VENTURE II CDO 2002, LIMITED,

                                             By: Barclays Bank PLC, New York
                                                 Branch, its Investment Advisor,


                                              By: /s/ Martin Davey
                                                 _______________________________
                                                 Name:  Martin Davey
                                                 Title:  Director